Provisions	6 Months Ended
Jun. 30, 2020
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Provisions
Note 15. Provisions

	12/31/2019	Additions	Amounts used during the period	Reversals	OCI	6/30/2020
Pension	2,855	200	—	—	26	3,080
Loss on contract	271	—	(271)	—	—	—
Employee litigation and severance	639	268	(298)	—	(3)	607
Commercial litigation	2,833	267	(1,100)	(951)	(37)	1,012

Total	6,598	735	(1,669)	(951)	(14)	4,699

Non-current provisions	2,855	200	—	—	26	3,080
Current provisions	3,743	535	(1,669)	(951)	(40)	1,619
During the
six-month
period ended June 30, 2020, additions mainly relate to (i) commercial litigation for $0.3 million, (ii) employee litigation for $0.3 million and (ii) pension service cost of the period for $0.2 million.
The amounts used and reversed during the period mainly relate to (i) fees payments in connection with the Montvale, New Jersey facility discontinuation, for $0.3 million, (ii) the settlement of employee litigation for $0.3 million and (iii) the termination of a commercial litigation (for $2.1 million).